UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 14, 2003

Nexstar Finance Holdings, L.L.C.

Nexstar Finance Holdings, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (State or other jurisdiction of incorporation)	333-68964 (Commission File Number)	23-3083129 23-3063153 (IRS Employer Identification No.)

909 Lake Carolyn Parkway, Suite 1450

Irving, Texas 75039

(Address of Principal Executive Offices, including Zip Code)

(972) 373-8800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

As used in this Current Report on Form 8-K, unless the context indicates otherwise, “Nexstar” and “we,” “us,” “our,” refer to Nexstar Finance Holdings, L.L.C. and its consolidated subsidiaries including Nexstar Finance Holdings, Inc., Nexstar Finance, L.L.C. and Nexstar Finance, Inc.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

See Exhibit Index.

Item 12.    Results of Operations and Financial Condition.

On November 14, 2003, Nexstar issued a press release announcing its financial results for the third quarter ended September 30, 2003. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEXSTAR FINANCE HOLDINGS, L.L.C. NEXSTAR FINANCE HOLDINGS, INC.
/s/ G. Robert Thomspon
By:	G. Robert Thompson
Its:	Chief Financial Officer

Date:  November 14, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release by Nexstar Finance Holdings, L.L.C. on November 14, 2003 announcing earnings for the third quarter ended September 30, 2003.